                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

           -----------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 31, 2003


                              HANOVER DIRECT, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                     1-08056
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                            (COMMISSION FILE NUMBER)

                DELAWARE                                 13-0853260
   -----------------------------------          -----------------------------
      (STATE OR OTHER JURISDICTION                    (I.R.S. EMPLOYER
            OF INCORPORATION)                      IDENTIFICATION NUMBER)

             115 RIVER ROAD
          EDGEWATER, NEW JERSEY                             07020
   -----------------------------------                 --------------
          (ADDRESS OF PRINCIPAL                          (ZIP CODE)
           EXECUTIVE OFFICES)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 863-7300


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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5. OTHER EVENTS.


      On October 31, 2003, Hanover Direct, Inc., a Delaware corporation (the "Company"), certain of its subsidiaries and Congress Financial Corporation ("Congress Financial") entered into the Twenty-Seventh Amendment (the "Twenty-Seventh Amendment") to the Company's Loan and Security Agreement with Congress. A copy of the Twenty-Seventh Amendment is attached as Exhibit 99.1.

      The Twenty-Seventh Amendment extended the expiration of the credit facility provided by Congress Financial (the "Congress Credit Facility") from January 31, 2004 to January 31, 2007. The Twenty-Seventh Amendment also reduces the amount of revolving loans available under the Congress Credit Facility to $43,000,000, makes adjustments to the sublimits available to the various borrowers thereunder, amends the definition of EBITDA, permits the borrowing under certain circumstances of up to $1,000,000 against certain inventory in transit to locations in the United States, and makes certain other technical amendments.

      On November 3, 2003, the Company issued a press release announcing the appointment of Mr. Charles Blue as Chief Financial Officer of the Company effective November 11, 2003, and the resignation of Edward M. Lambert as Chief Financial Officer effective on such date. Mr. Lambert will continue to serve as Executive Vice President of the Company until January 2, 2004. A copy of such press release is attached as Exhibit 99.2.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits:

99.1 Twenty-Seventh Amendment to Loan and Security Agreement dated as of October 31, 2003.

99.2  Press Release dated as of November 3, 2003 of the Company.
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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HANOVER DIRECT, INC.
                                        ----------------------------------------
                                                          (Registrant)

November 3, 2003                        By:       /s/ Edward M. Lambert
                                        ----------------------------------------
                                        Name:  Edward M. Lambert
                                        Title: Executive Vice President and
                                               Chief Financial Officer